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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: July 8, 1999




                         Commission file number 1-1097



                        OKLAHOMA GAS AND ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)

               Oklahoma                                73-0382390
      (State or other jurisdiction of               (I.R.S. Employer
       incorporation or organization)                Identification No.)


                                321 North Harvey
                                  P. O. Box 321
                       Oklahoma City, Oklahoma 73101-0321
                    (Address of principal executive offices)
                                   (Zip Code)

                                  405-553-3000
              (Registrant's telephone number, including area code)

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Item 5. Other Events


     OKLAHOMA GAS & ELECTRIC COMPANY FILES GENERATION EFFICIENCY PERFORMANCE RIDER (GEP RIDER)
     -----------------------------------------------------------------------

     Oklahoma Gas & Electric Company (OG&E), through its parent company, OGE Energy Corp., announced, June 29, 1999, that it filed an updated GEP Rider with the Oklahoma Corporation Commission ("OCC"). The GEP Rider is designed so that when OG&E's average annual cost of fuel per kwh is less than 96.261 percent of the average non-nuclear fuel cost per kwh of certain other investor-owned utilities in the region, OG&E is allowed to collect, through the GEP Rider, one-third of the amount by which OG&E's average annual cost of fuel comes in below 96.261 percent of the average of the other specified utilities. If OG&E's fuel cost exceeds 103.739 percent of the stated average, OG&E will not be allowed to recover one-third of the fuel costs above that average from Oklahoma customers. The fuel cost information used to calculate the GEP Rider is based on fuel cost data submitted by each of the utilities in their Form No. 1 Annual Report filed with the Federal Energy Regulatory Commission. The GEP Rider is revised effective July 1 of each year to reflect any changes in the relative annual cost of fuel reported for the preceding calendar year. Although revenue associated with the new GEP Rider is expected to decrease by approximately $10 million (or approximately $0.15 per share) from 1998, the new GEP Rider is estimated to positively impact revenue by $20 million or approximately $0.30 per share in 1999.

     Some of the matters discussed in this Form 8-K may contain forward-looking statements of OG&E that are subject to certain risks, uncertainties, and assumptions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; regulatory decisions and other risk factors listed in OG&E's Form 10-K for the year ended December 31, 1998 and other factors described from time to time in OG&E's reports to the Securities and Exchange Commission.


Item 7. (c) Exhibits

     EXHIBIT NUMBER                        DESCRIPTION
     --------------                        -----------

         99.01 OGE Energy's press release dated June 29, 1999 announcing Oklahoma Gas & Electric Company files Generation Efficiency Performance Rider with the Oklahoma Corporation Commission.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  OKLAHOMA GAS & ELECTRIC COMPANY
                                            (Registrant)


                         By           /s/  Donald R. Rowlett
                           -----------------------------------------
                                           Donald R. Rowlett
                                    Controller Corporate Accounting

                           (On behalf of the registrant and in his capacity
                                  as Controller Corporate Accounting)



July 8, 1999


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

                                                                   EXHIBIT INDEX


EXHIBIT INDEX         DESCRIPTION
-------------         -----------
99.01                 OGE ENERGY CORP.'S OKLAHOMA  GAS & ELECTRIC  COMPANY FILES
                      GENERATION EFFICIENCY PERFORMANCE RIDER (GER)